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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                    GERHARD E. KURZ, CHIEF EXECUTIVE OFFICER
                         OF SEABULK INTERNATIONAL, INC.
                         PURSUANT TO 18 U.S.C. SS. 1350


         The undersigned, being the Principal Executive Officer of Seabulk International, Inc. (the "Company"), does hereby certify that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                           /s/ Gerhard E. Kurz
                                           ------------------------------------
                                           Name: Gerhard E. Kurz
                                           Date: August 14, 2003